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Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 26, 1996, included in ADC Telecommunications, Inc.'s Annual Report on Form 10-K for the year ended October 31, 1996, and to all references to our Firm included in this registration statement.

                                    /s/ ARTHUR ANDERSEN LLP

                                    ARTHUR ANDERSEN LLP

Minneapolis, Minnesota
April 21, 1997